NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Flexible Fixed Income Fund

Supplement dated November 15, 2016
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

The information under the section entitled "Portfolio Managers" on page 5 of the Summary Prospectus is hereby deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies	Since 2014
Christopher C. Graham	Chief Investment Officer	Since 2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE